UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

TIME WARNER INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-15062	13-4099534
(Commission File Number)	(I.R.S. Employer Identification No.)

One Time Warner Center, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2014, the Board of Directors (the “Board”) of Time Warner Inc. (the “Company” or “Time Warner”) adopted an amendment (the “Amendment”) to Article II, Section 3 of the Company’s By-laws, which became effective immediately.  The Amendment removed provisions regarding stockholders’ ability to cause the Board to call a special meeting of stockholders (the “Special Meeting Provisions”).  The Board intends to adopt an amendment to the Company’s By-laws to reinstate the Special Meeting Provisions at the time of the Company’s 2015 Annual Meeting of Shareholders.

Time Warner’s By-laws, as amended through July 21, 2014, are attached as Exhibit 3.1 to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	By-laws of Time Warner Inc., as amended through July 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

Date: July 21, 2014	By:	/s/ Howard M. Averill
		Name:	Howard M. Averill
		Title:	Executive Vice President and Chief Financial Officer